CALVERT VP SRI BALANCED PORTFOLIO
Supplement to
Calvert Variable Products Prospectus
Class F
dated April 30, 2015
Date of Supplement: April 8, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management for Calvert VP SRI Balanced Portfolio (Fixed-Income Investments)
Mauricio Agudelo no longer serves as a portfolio manager for Calvert VP SRI Balanced Portfolio (Fixed-Income Investments). Vishal Khanduja, CFA, Matthew Duch and Brian S, Ellis, CFA, remain on the portfolio management team for the Portfolio.
Effective immediately, the Prospectus is hereby amended as follows:
The table under “Portfolio Management – Investment Advisor – Fixed-Income Investments” in the Portfolio Summary for Calvert VP SRI Balanced Portfolio on page 4 is revised and restated as follows:
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since March 2013
Matthew Duch	Vice President, Portfolio Manager	Since March 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Portfolio Investments – More Information About the Advisor, Subadvisors and Portfolio Management – Calvert VP SRI Balanced Portfolio” on page 40, delete any and all references to Mauricio Agudelo.

1